Supplement Dated December 3, 2020
To The Prospectus and Statement of Additional Information
Dated April 27, 2020

JNL® Investors Series Trust

All changes are effective immediately.

Dissolution of JNL/PPM America Low Duration Bond Fund

At its meeting on December 1-3, 2020, the Board approved the dissolution of the JNL/PPM America Low Duration Bond Fund (“Fund”), a series of JNL Investors Series Trust (the “Trust”), effective December 3, 2020.

The Board approved the dissolution of the Fund pursuant to the Trust’s Amended and Restated Declaration of Trust which provides that the Board may approve the dissolution of a fund when such fund has no shares outstanding.

This Supplement is dated December 3, 2020.